THE GABELLI VALUE FUND INC.

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                          [GRAPHIC OF 4 STARS OMITTED]

         MORNINGSTAR RATED(TRADEMARK) GABELLI VALUE FUND 4 STARS OVERALL
             AND FOR THE THREE-YEAR PERIOD ENDED 12/31/00 AMONG 4164
       DOMESTIC EQUITY FUNDS, AND FOR THE FIVE AND TEN-YEAR PERIODS ENDED
        12/31/00 AMONG 2542 AND 824 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

                            =========================
                                     FORBES
                              Honor Roll Selection*
                            =========================

TO OUR SHAREHOLDERS,

      Value investing is dead! Fundamentals don't matter! High equity valuations are completely justified! New economy companies are priceless and old economy companies are worthless! You can't pay too much for dot-com stocks! Technology company earnings are immune to the economic cycle! Utility stocks are for widows, orphans and fools!

      In retrospect, all these pronouncements seem silly. But, at the beginning of the year, this rhetoric was gospel to many investors. True believers were severely punished as "Mr. Market" debunked all these myths in 2000. Investors who abandoned value to chase last year's performance leaders suffered substantial losses when the dot-com bubble burst and technology stock earnings proved quite vulnerable in a rapidly decelerating economy. More prudent folks, who remained committed to value principals, survived this year's troubled market with most, if not all, of their investment capital intact.

      The market's dismal fourth quarter performance led to the worst year for equities since 1981. Over the last several years, we have repeatedly expressed our concern over high equity valuations in general, and economically absurd growth stock valuations in particular. This year, our concern proved warranted. The bad news is that the value of most investors' equity portfolios is lower than it was a year ago. The good news is that equity valuations are now much more reasonable relative to largely favorable long-term fundamentals. More reasonable valuations provide a more solid foundation for the market to build upon in future years.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. * As cited in FORBES MAGAZINE dated 8/21/00.The honorees are chosen annually; funds must be open to new investors and have had the same management for at least five years. Sector funds and closed-end funds are excluded.

INVESTMENT RESULTS (CLASS A SHARES) (a)
--------------------------------------------------------------------------------

                                             Quarter
                            ---------------------------------------
                              1st       2nd       3rd        4th        Year
                              ---       ---       ---        ---        ----
2000: Net Asset Value ..... $18.70    $18.89    $18.44      $16.13     $16.13
      Total Return ........  (3.9)%     1.0%     (2.4)%      (2.8)%     (7.9)%
--------------------------------------------------------------------------------
1999: Net Asset Value ..... $17.29    $19.58    $18.93      $19.45     $19.45
      Total Return ........   7.5%     13.2%     (3.3)%      12.1%      31.9%
--------------------------------------------------------------------------------
1998: Net Asset Value ..... $16.43    $16.94    $14.71      $16.08     $16.08
      Total Return ........  14.9%      3.1%    (13.2)%      19.8%      23.2%
--------------------------------------------------------------------------------
1997: Net Asset Value ..... $11.63    $14.11    $15.73      $14.30     $14.30
      Total Return ........   1.0%     21.3%     11.5%        8.6%      48.2%
--------------------------------------------------------------------------------
1996: Net Asset Value ..... $12.88    $13.08    $12.63      $11.52     $11.52
      Total Return ........  10.9%      1.6%     (3.4)%       0.0%       8.7%
--------------------------------------------------------------------------------
1995: Net Asset Value ..... $11.41    $11.75    $12.81      $11.61     $11.61
      Total Return ........   8.8%      3.0%      9.0%        0.3%      22.5%
--------------------------------------------------------------------------------
1994: Net Asset Value ..... $11.37    $11.55    $12.43      $10.49     $10.49
      Total Return ........  (6.0)%     1.6%      7.6%       (2.7)%      0.0%
--------------------------------------------------------------------------------
1993: Net Asset Value ..... $11.15    $11.93    $13.92      $12.09     $12.09
      Total Return ........  10.1%      7.0%     16.7%        1.5%      39.4%
--------------------------------------------------------------------------------
1992: Net Asset Value ..... $10.40     $9.84    $10.04      $10.13     $10.13
      Total Return ........   9.7%     (5.4)%     2.0%        6.4%      12.7%
--------------------------------------------------------------------------------
1991: Net Asset Value .....  $9.51     $9.50     $9.57       $9.48      $9.48
      Total Return ........  11.8%     (0.1)%     0.7%        2.5%      15.3%
--------------------------------------------------------------------------------
1990: Net Asset Value .....  $9.23     $9.36     $8.19       $8.51      $8.51
      Total Return ........  (2.4)%     1.4%    (12.5)%       9.0%      (5.6)%
--------------------------------------------------------------------------------
1989: Net Asset Value .....    --        --        --        $9.58      $9.58
      Total Return ........    --        --        --         2.1%(b)    2.1%(b)
--------------------------------------------------------------------------------


---------------------------------------------------------
         Average Annual Returns (Class A Shares)
         ---------------------------------------
                  December 31, 2000 (a)
                  ---------------------
1 Year.....................................     (7.85)%
          .................................    (12.91)%(c)
5 Year.....................................     19.28%
          .................................     17.93%(c)
10 Year....................................     18.28%
          .................................     17.60%(c)
Life of Fund (b)...........................     15.69%
           ................................     15.11%(c)
----------------------------------------------------------


                     Dividend History
---------------------------------------------------------
Payment (ex) Date     Rate Per Share   Reinvestment Price
-----------------     --------------   ------------------
December 27, 2000          $1.753           $15.77
December 27, 1999          $1.720           $18.98
December 28, 1998          $1.490           $15.54
December 29, 1997          $2.720           $14.01
December 27, 1996          $1.110           $11.57
December 27, 1995          $1.230           $11.56
December 30, 1994          $1.600           $10.49
December 31, 1993          $2.036           $12.09
December 31, 1992          $0.553           $10.13
December 31, 1991          $0.334           $ 9.48
December 31, 1990          $0.420           $ 8.51
March 19, 1990             $0.120           $ 9.21
December 29, 1989          $0.068           $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Performance of Class B and Class C Shares which were first offered on March 1, 2000 would be lower due to higher distribution and service fees. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2000, The Gabelli Value Fund's (the "Fund") total return declined 2.80%. The Standard & Poor's ("S&P") 500 Index and the Nasdaq Composite Index declined 7.82% and 32.70%, respectively, while the Dow Jones Industrial Average rose 1.70%, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund fell 7.85% for 2000. The S&P 500, the Nasdaq Composite Index, and the Dow Jones Industrial Average declined 9.10%, 39.18%, and 4.69%, over the same twelve-month period.

      For the two-year period ended December 31, 2000, the Fund's total return averaged 10.26% annually, versus average annual total returns of 4.90%, 6.41%, and 10.11% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

      For the five-year period ended December 31, 2000, the Fund's total return averaged 19.28% annually versus average annual total returns of 18.33%, 18.96%, and 18.21% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

      For the ten-year period ended December 31, 2000, the Fund's total return averaged 18.28% annually, versus average annual total returns of 17.44%, 20.78%, and 17.88% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on September 29, 1989 through December 31, 2000, the Fund had a cumulative total return of 416.59%, which equates to an average annual total return of 15.69%.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
   THE GABELLI VALUE FUND, THE CONSUMER PRICE INDEX +10% AND THE S&P 500 INDEX


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Gabelli Value Fund
              (Class A shares)     Consumer Price Index +10%      S&P 500 Index
9/29/89          $ 9,450                   $10,000                   $10,000
Dec-89             9,648                    10,338                    10,210
                   9,108                    12,003                     9,893
Dec-91            10,502                    13,571                    12,910
                  11,836                    15,322                    13,556
Dec-93            16,510                    17,275                    14,925
                  16,510                    19,464                    15,119
Dec-95            20,220                    21,905                    20,803
                  21,979                    24,823                    25,588
Dec-97            32,579                    27,727                    34,122
                  40,137                    30,946                    43,915
Dec-99            52,949                    34,876                    53,150
Dec-00            48,793*                   39,549                    48,313

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
* INCLUDES EFFECT OF MAXIMUM SALES CHARGE OF 5.5%

COMMENTARY

THE PERFECT STORM

      In the best selling novel and popular motion picture "The Perfect Storm," three separate weather systems converged to produce a storm of epic proportions in the North Atlantic. In the last four months of 2000, separate forces converged to swamp the global economy and equity markets.

[GRAPHIC OF PYRAMID OMITTED]
TEXT AS FOLLOWS:

EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH


      Rapidly rising oil prices took $50 billion out of U.S. consumers' pockets for gasoline expenditures alone. Then, in the second quarter, the reversal of the "wealth effect" -- declining equities portfolios -- further eroded consumer confidence and spending. The tight Fed policy and its impact on the money supply and short-term interest rates worked. Finally, the disputed U.S. Presidential election inflicted thirty-seven days of uncertainty, and consumers began buckling up their life preservers. The global economic ship floundered and U.S. Gross Domestic Product ("GDP") growth was cut in half in one quarter. Investors began wondering whether the U.S. economy would make it safely to port or sink into recession.

      At the beginning of September, companies in a wide range of industries began issuing third quarter earnings warnings -- some just weeks after assuring Wall Street that they would meet consensus expectations. Some of these companies cited the impact of the "weak Euro" on reported profits. When third quarter earnings disappointed and companies began warning that fourth quarter results would also fall short of estimates, the market began taking on water from all sides.

FAIRER WEATHER AHEAD?

      As we prepare this letter, we are experiencing a temporary calm. However, small craft warnings are still in effect, and we suggest investors prepare themselves for high winds of volatility and choppy market seas over the next several quarters. The depth of the recession -- we like to say how bad is bad -- will be tied to the ability of monetary and fiscal policy to overcome the combined drops from capital spending and the wealth effect.

      Our longer term forecast is for an economic (and earnings) recovery. Oil prices have stabilized and will likely trend lower in 2001 as increased production comes to market. The dollar has weakened against the Euro, foreshadowing some improvement in the balance of trade deficit and better earnings for U.S. based multinationals. Although President George W. Bush won the narrowest of victories and Congress is almost evenly split along party lines, we do think some tax relief is on the horizon. The Federal Reserve has blinked, acknowledging that the risk of recession now outweighs that of inflation, and has already reduced interest rates by 100 basis points in 2001. We believe S&P 500 earnings growth will be buttressed by its roughly one-third non-U.S. component, and come in with a respectable 5% in 2001, and Russell 2000 (small cap stocks) earnings growth will be materially higher. Equity valuations are now much more reasonable across the board. Finally, Wall Street's overly optimistic earnings estimates are rapidly being reduced to reflect current economic realities. This should limit widespread earnings disappointments going forward, and by the fourth quarter of 2001 should result in pleasant earnings surprises, helping to renew investor confidence and revive the market.

      New full disclosure regulations should compel Wall Street to focus more on fundamentals in the future. Too many Wall Street analysts have been serving as investment bankers in drag -- tailoring their stock recommendations to please existing investment banking clients and attract new ones, rather than providing an honest appraisal of companies' fundamental prospects. To wit, you could have filled a small library with Wall Street's dot-com stock recommendations when the new issues market was at its hottest in early 2000. In addition, momentum investors needed early insights into monthly data, which were not available to the general investor, to maintain their game. Consequently, investors concentrating on fundamentals should receive more support from Wall Street going forward. We believe this will benefit value oriented fundamentalists such as yours truly.

ADDITIONAL CATALYSTS

      Currently, the Financial Accounting Standards Board ("FASB") is in the process of substantially altering APB 17, which is an accounting rule that focuses on the amortization of goodwill. Under the original APB 17, when a company makes an acquisition under the purchase method of accounting, the excess of cost over the fair value of the net assets acquired is recorded as goodwill and put on the balance sheet. The goodwill is then amortized over a period of no longer than 40 years -- impacting reported earnings. Under the new proposal by the FASB (which is still in the exposure draft phase), goodwill would still be recognized and placed on the balance sheet, but it would no longer be amortized over 40 years. Instead, goodwill would be reviewed for impairment and periodically written down. Simply stated, using purchase accounting will no longer be a deterrent to transactions. This should fuel the propensity for deal activity.

      An added element spurring on M&A activity is the change in the Hart-Scott-Rodino ("HSR") Act. HSR was enacted to provide the public with adequate visibility to a corporate transaction. Previously, any stock purchase larger than $15 million required a notice filing under Hart-Scott-Rodino. Effective February 1, 2001, this "bar" has been raised to $50 million -- permitting more "involuntary" deals to take place. Our portfolio is full of small companies trading at discounts to Private Market Value, defined as the price an informed industrialist would be willing to pay for the company's assets. We expect takeover lightning to hit more of these small cap portfolio holdings in the year ahead.

      Finally, banking company regulations are also in transition. One element affecting their reported earnings are new accounting rules which require companies to record derivative instruments and certain hedging activities at fair market value. Changes in the fair market values of these items will flow through a bank's P&L, creating volatility in earnings. Formerly, these transactions had no effect on earnings. The same may apply to debt instruments.

--------------------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)

SOURCES                            1997       1998      1999       2000
-------                           -----      -----     -----      -----
U.S. Deals                       $  919     $1,620    $1,745     $1,833
Stock Buybacks                      181        207       176        227
Mutual Fund                         232        159       222        297
Dividends                           335        352       371        400
                                 ------     ------    ------     ------
TOTAL SOURCES:                   $1,667     $2,338    $2,514     $2,757
                                 ======     ======    ======     ======
SOURCE: THOMSON FINANCIAL SECURITIES DATA, BIRINYI ASSOCIATES
--------------------------------------------------------------------------------

YEAR-END INVESTMENT SCORECARD

      Consumer   products   continued  to  boost  the  Fund's   performance   as
Carter-Wallace, Gallagher Group, Wolverine World Wide, and Shaw Industries performed well over the year. Food and beverage companies such as Keebler Foods, Diageo, and Whitman Corp. also posted solid returns. Other top performers for the year came from a wide array of industries including environmental services (Waste Management Inc.), real estate (Catellus Development Corp.), and agriculture (Archer-Daniels Midland).

      Telecommunications and wireless communications companies including AT&T, Sprint, Nextel Communications, Rogers Wireless and Telephone & Data Systems were among our major portfolio disappointments. Later in this report, we will focus on what we believe to be temporary problems in this dynamic growth sector. Media stocks such as Viacom, AT&T Liberty Media Group and USA Networks declined sharply as advertising-supported media company earnings were threatened by the slowing economy and the absence of spending on the Olympics, political activity and the Internet, which had bolstered 2000 earnings. Industrial cyclicals in a wide range of industries were also casualties of the rapidly decelerating economy.

SHIFTING REGULATORY WINDS

      Although we can probably expect a large degree of legislative gridlock over the next several years, we believe the new Bush Administration will assume a more relaxed regulatory posture favoring economically sensible consolidation in a wide range of industries.

      We expect that the new Federal Communications Commissioner will take a hard look at current cross ownership rules preventing media companies from owning newspapers and television stations in the same markets. If cross ownership restrictions are eliminated, we will see another major round of consolidation in the media industry. Cable television companies may also be allowed to increase their national footprints, prompting more cable deals. Telecommunications companies may be given the green light to compete against all comers in the full spectrum of modern communications services. We believe the current financial difficulties of some of the most innovative and technologically advanced young communications companies demands that regulatory policies restraining consolidation in the telecommunications arena be reconsidered.

      We also believe that the regulators will be somewhat more free-minded regarding some of the anti-trust issues that have threatened and/or aborted mergers of large companies in recent years. There should be restraints on anti-competitive activity in corporate America. However, in general, we believe the freedom of capital to seek its highest rate of return enhances competition rather than restrains it, particularly in an age of great technological change.

THE TELECOMMUNICATIONS REVOLUTION ON HOLD

      The world is going on-line. The strong global demand for high-capacity, high-speed data transmission services, both wired and wireless, will only get stronger over the next decade. Much of the infrastructure for "third generation" communications networks is already in place in the U.S., Europe, and Japan, and in varying stages of development in emerging market nations in Asia and Latin America. The technology to run these systems is good and getting better. Why aren't we making faster progress in completing this economically essential project? The telecommunications industry, notably the new entrants, is temporarily short on cash.

      The U.S. capital markets have closed their doors. After bringing numerous promising young communications companies to market in recent years, the new issues pipeline has collapsed and high-yield debt financing has also dried up. Some truly terrific small cap communications companies are rapidly running out of money. We are not talking about dot-com stocks with questionable business models, but rather technologically advanced Internet Service Providers ("ISPs"), Competitive Local Exchange Carriers ("CLECs"), and global fiber optic network companies, which, given time, could make a good deal of money satisfying the exploding demand for bandwidth.

      The capital markets are shying away from established communications companies as well, with Standard & Poor's and Moody's threatening to reduce the credit rating on some industry leaders' debt. Also, industry giants' cash flows are being pinched by intense price competition in legacy businesses, particularly the traditional local and long distance voice communications markets. This is also restraining investment in new systems and services.

      Communications technology companies are also suffering the consequences of communications services providers' current quandary. Demand for telecommunications equipment and components have slowed, and revenues and earnings for industry leaders such as Lucent Technologies, Nortel Networks, and Motorola are taking a hit.

BREAKING THE BOTTLENECK

      We don't believe the telecommunications revolution will remain stalled for long. Joint ventures such as NTT DoCoMo's recently announced investment in AT&T Wireless should help get capital moving in the right direction again. More enlightened regulatory policies promoting rather than restraining global consolidation would also help free up capital. With the costs of building new systems (raw material, labor, and capital) rising and the price of valuable communications assets falling in the global equity markets, we could see a major round of "cheaper to buy than to build" consolidation in the telecommunications sector. We may also see cash flows in the industry improve as communications companies stop competing on the basis of price alone and start marketing the reliability and quality of their services. This would provide additional incentive for completing technologically advanced communications networks ahead of the competition. We can envision a day in the not too distant future when businesses and consumers will pay nothing for individual calls or Internet visits, but a respectable price for access to reliable, high-quality, high-speed networks.

      We've had significant exposure to telecommunications stocks throughout the 1990's. We have gone through periods in which returns from this sector were modest and periods in which performance was exceptional. This is the first year telecommunications stocks have significantly penalized Fund returns. This sector's poor performance in 2000 has not diminished our enthusiasm for what we believe will remain a dynamic global growth industry.

DEAL ACTIVITY

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of our Value Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              2000 COMPLETED DEALS

                                          NUMBER      AVERAGE COST      CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)    PRICE (c)     CLOSING DATE   %RETURN (d)
   ------------                        -------------  -------------    ---------     ------------   -----------
   FIRST QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   Watkins-Johnson Co.                    145,000        $30.16         $41.00         02/01/00          35.94%
   Pittway Corp., Cl. A                   200,000          2.06          45.50         02/04/00       2,108.74%
   Ascent Entertainment Group Inc.        317,700         11.34          15.25         03/28/00          34.48%

   SECOND QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   General Cigar Holdings Inc.            643,900         13.03          15.25         05/09/00          17.04%
   General Cigar Holdings Inc., Cl. B     168,000          8.42          15.25         05/09/00          81.12%
   Celestial Seasonings Inc.               38,000         17.09          38.50         05/30/00         125.28%
   Mirage Resorts Inc.                 15,000,000         17.51          20.94         06/01/00          19.59%
   Hussmann International Inc.          1,079,600         24.40          29.00         06/14/00          18.85%

   SECOND QUARTER 2000 FINANCIAL ENGINEERING
   -----------------------------------------
   General Motors Corp.                    11,155         68.56          86.94         05/19/00          26.81%

   THIRD QUARTER 2000 ANNOUNCED DEALS
   ----------------------------------
   COMSAT Corp.                           245,000         23.63          28.38         08/03/00          20.10%
   Mark IV Industries Inc.                885,000         18.70          23.00         09/15/00          22.99%

   FOURTH QUARTER 2000 ANNOUNCED DEALS
   -----------------------------------
   Pioneer Group Inc.                     225,500         22.26          44.13         10/24/00          98.23%
   Columbia Energy Group                  110,000         62.36          71.88         11/01/00          15.26%
   Florida Progress Corp.                  95,200         48.70          54.48         12/01/00          11.87%


--------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.

 NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

--------------------------------------------------------------------------------

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $84.9375 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market -- New York. Cablevision is a leader in delivering cutting-edge technological innovation, such as high speed cable, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages recognized content offerings such as American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. The company also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $66.50 - NYSE), through its 80% ownership of BHC Communications (BHC - $129.25 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television Inc. (UTVI - $116.00 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, News Corp. (NWS - $32.25 -
NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

LIBERTY CORP. (LC - $40.6875 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fourteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, four with ABC and two with CBS. These stations serve more than four million households and include two stations that were purchased in December 2000 from Civic Communications for $204 million. In February 1999, Liberty hired an investment banker and began a strategic review. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $650 million, refocusing the company on its broadcasting operations.

LIBERTY MEDIA GROUP (LMG'A - $13.5625 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

MEDIA GENERAL INC. (MEG'A - $36.40 - AMEX) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of around 860,000. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company bought from Thomson Corp. for $237 million in August 2000. Media General also operates twenty-one television stations primarily located in Southeastern markets, including eight purchased from Spartan Communications on March 27, 2000 for $605 million. The company also sold its Garden State Paper Co. to Enron Corp. (ENE - $83.125 - NYSE) for $72 million in August 2000.

NAVISTAR INTERNATIONAL CORP. (NAV - $26.1875 - NYSE), with world headquarters in Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International(REGISTRATION MARK) brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International(REGISTRATION MARK) brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

TELEPHONE & DATA SYSTEMS INC. (TDS - $90.00 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $60.25 - AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp. (VSTR - $100.625 - Nasdaq), TDS now owns 35.6 million shares of VoiceStream valued at over $4.0 billion. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $29.25 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

USA NETWORKS INC. (USAI - $19.4375 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform.

VIACOM INC. (VIA - $47.00 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

WASTE MANAGEMENT INC. (WMI - $27.75 - NYSE) merged with USA Waste in 1998, and is now the largest solid waste company in North America. The company provides a number of services, including collection, transfer, landfill, and recycling services for a diverse customer base, notably the municipal, residential, commercial, and industrial markets. Services are provided throughout the United States as well as in Canada, Mexico, and Puerto Rico. Internationally, the company operates in Europe, the Pacific Rim, and in South America. In addition, Waste Management is a leading developer, operator, and owner of waste-to-energy facilities in the U.S.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO                WHAT                      WHEN
---                ----                      ----
Mario Gabelli      Chief Investment Officer  First Monday of each month
Howard Ward        Large Cap Growth          First Tuesday of each month
Barbara Marcin     Large Cap Value           Last Wednesday of each month

                   SECTOR/SPECIALTY          2nd and 3rd Wednesday of each month
                   ----------------
Tim O'Brien        Utilities Industry
Caesar Bryan       International Investing
Ivan Arteaga       Telecom and Media
Hart Woodson       Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The longest economic expansion and bull market in history has spoiled equity investors. With the exception of 1991, when the S&P 500 retreated approximately 3%, the value of equity portfolios has risen, often substantially, every year in the decade. How will investors react to this year's disappointment? Our guess is with more resolve than might be expected.

      Economists (even those at the Federal Reserve), business leaders, and market strategists were taken by surprise by the economy's rapid deceleration in the second half of 2000. To date, investors have reacted quite responsibly -- bailing out of stocks with the most excessive valuations and displaying considerably more patience with more fundamentally sound equities. Going forward, we believe investors will be less prone to repeating the mistakes of the past several years. They will recognize that valuations do matter, even for stocks in growth industries like technology. If the economy stabilizes, as we believe it will sometime in the first half of 2001, the ensuing market recovery will be based on fundamentals, not fantasy. We believe this market will favor portfolios comprised of fundamentally attractive equities.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/SIGNATURE

                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

February 1, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                -----------------
         Viacom Inc.                     USA Networks Inc.
         Cablevision Systems Corp.       Liberty Corp.
         Telephone & Data Systems Inc.   Waste Management Inc.
         Media General Inc.              Liberty Media Group
         Chris-Craft Industries Inc.     Navistar International Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                           COST            VALUE
  ------                                           ----            ------

              COMMON STOCKS -- 96.6%
              AEROSPACE -- 0.6%
    200,000   Lockheed Martin Corp. ........   $  4,288,385   $    6,790,000
                                               ------------   --------------
              AGRICULTURE -- 1.2%
    900,000   Archer-Daniels-Midland Co. ...     11,499,135       13,500,000
                                               ------------   --------------
              AUTOMOTIVE -- 0.2%
     40,000   General Motors Corp. .........      2,743,866        2,037,500
                                               ------------   --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.1%
    575,000   Dana Corp. ...................     23,486,164        8,804,687
    670,000   GenCorp Inc. .................      6,870,488        6,448,750
    500,000   Genuine Parts Co. ............     11,962,193       13,093,750
    260,000   Modine Manufacturing Co. .....      8,282,310        5,395,000
     25,000   Superior Industries
                International Inc. .........        615,868          789,062
    400,000   Tenneco Automotive Inc. ......      3,750,573        1,200,000
                                               ------------   --------------
                                                 54,967,596       35,731,249
                                               ------------   --------------
              AVIATION: PARTS AND SERVICES -- 0.3%
     85,000   Barnes Group Inc. ............      1,852,244        1,689,375
    300,000   Fairchild Corp., Cl. A+ ......      3,474,137        1,650,000
                                               ------------   --------------
                                                  5,326,381        3,339,375
                                               ------------   --------------
              BROADCASTING -- 7.6%
    160,000   Ackerley Group Inc. ..........      2,405,333        1,440,000
     10,000   BHC Communications
                Inc., Cl. A+ ...............      1,403,425        1,292,500
    730,000   Chris-Craft Industries Inc.+ .     24,437,533       48,545,000
    170,000   Gray Communications
                Systems Inc., Cl. B ........      2,391,530        2,496,875
     45,000   Grupo Televisa SA, GDR+ ......        998,275        2,022,187
    706,000   Liberty Corp. ................     30,581,202       28,725,375
    340,000   Paxson Communications
                Corp., Cl. A+ ..............      3,135,875        4,058,750
                                               ------------   --------------
                                                 65,353,173       88,580,687
                                               ------------   --------------
              BUSINESS SERVICES -- 5.1%
    300,000   ACNielsen Corp.+ .............     10,858,750       10,875,000
    200,000   ANC Rental Corp.+ ............      1,713,661          700,000
     91,600   Avis Group Holdings Inc.+ ....      2,963,667        2,982,725
    177,000   Berlitz International Inc.+ ..      2,924,800        1,427,062
  1,600,000   Cendant Corp.+ ...............     19,731,317       15,400,000
     80,000   National Processing Inc.+ ....        732,894        1,360,000
    400,000   Vivendi Universal SA, ADR ....     28,920,969       26,125,000
                                               ------------   --------------
                                                 67,846,058       58,869,787
                                               ------------   --------------
              CABLE -- 7.0%
    955,000   Cablevision Systems
               Corp., Cl. A+ ...............     12,492,904       81,115,312
                                               ------------   --------------


                                                                  MARKET
  SHARES                                           COST            VALUE
  ------                                           ----            ------
              COMMUNICATIONS EQUIPMENT -- 0.2%
     25,000   Motorola Inc.                    $    495,992   $      506,250
     48,000   Scientific-Atlanta Inc. ......        440,765        1,563,000
                                               ------------   --------------
                                                    936,757        2,069,250
                                               ------------   --------------
              COMPUTER HARDWARE -- 0.3%
    100,000   Hewlett-Packard Co. ..........      3,647,335        3,156,250
                                               ------------   --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.0%
    100,000   Tyler Technologies Inc. ......        191,500          168,750
                                               ------------   --------------
              CONSUMER PRODUCTS -- 7.0%
    575,000   Carter-Wallace Inc. ..........      8,909,119       19,190,625
    270,001   Energizer Holdings Inc.+ .....      5,402,908        5,771,267
     60,000   Gallaher Group plc, ADR ......      1,265,577        1,477,500
     30,000   Gillette Co. .................      1,017,858        1,083,750
    200,000   Hartmarx Corp.+ ..............      1,260,519          475,000
     30,000   National Presto Industries Inc.       998,687          920,625
  1,000,000   Ralston Purina Group .........     18,092,719       26,125,000
  1,087,500   Shaw Industries Inc. .........     20,310,069       20,594,531
     43,000   Syratech Corp.+ ..............        993,791          317,125
    330,000   Wolverine World Wide Inc. ....      3,757,001        5,032,500
                                               ------------   --------------
                                                 62,008,248       80,987,923
                                               ------------   --------------
              CONSUMER SERVICES -- 0.9%
    500,000   Rollins Inc. .................      8,678,973       10,031,250
                                               ------------   --------------
              DIVERSIFIED INDUSTRIAL -- 1.2%
     50,000   Ampco-Pittsburgh Corp. .......        250,017          600,000
     50,000   Crane Co. ....................      1,257,105        1,421,875
    160,000   GenTek Inc. ..................      1,683,134        2,640,000
     50,000   Harbor Global Co. Ltd.+ ......        203,321          250,000
    170,000   ITT Industries Inc.+ .........      5,533,580        6,587,500
    235,700   Katy Industries Inc. .........      2,073,888        1,414,200
    100,000   Lamson & Sessions Co.+ .......        759,764        1,050,000
    200,000   WHX Corp.+ ...................      1,637,943          150,000
                                               ------------   --------------
                                                 13,398,752       14,113,575
                                               ------------   --------------
              ELECTRONICS -- 0.7%
    520,000   Thomas & Betts Corp. .........     10,862,136        8,417,500
                                               ------------   --------------
              ENERGY AND UTILITIES -- 0.8%
    249,100   Conectiv Inc. ................      3,984,857        4,997,569
    110,000   NiSource Inc.+ ...............        220,000          302,500
     95,200   Progress Energy Inc. .........         49,504           42,840
    155,000   Southwest Gas Corp. ..........      3,010,180        3,390,625
                                               ------------   --------------
                                                  7,264,541        8,733,534
                                               ------------   --------------
              ENTERTAINMENT -- 13.9%
    220,000   GC Companies Inc.+ ...........      4,341,893          440,000
  2,050,000   Liberty Media Group, Cl. A+ ..     13,388,279       27,803,125
     20,000   Six Flags Inc. ...............        280,728          343,750


                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                           COST            VALUE
  ------                                           ----            ------

              COMMON STOCKS (CONTINUED)
              ENTERTAINMENT (CONTINUED)
  1,555,000   USA Networks Inc.+ ...........   $ 10,784,377   $   30,225,313
  2,170,000   Viacom Inc., Cl. A+ ..........     34,652,259      101,990,000
                                               ------------   --------------
                                                 63,447,536      160,802,188
                                               ------------   --------------
              ENVIRONMENTAL SERVICES -- 2.6%
    120,000   Republic Services Inc.+ ......      1,707,157        2,062,500
  1,030,000   Waste Management Inc. ........     21,382,868       28,582,500
                                               ------------   --------------
                                                 23,090,025       30,645,000
                                               ------------   --------------
              EQUIPMENT AND SUPPLIES -- 5.1%
    200,000   CIRCOR International Inc.+ ...      2,066,888        2,000,000
     38,000   Deere & Co. ..................      1,098,304        1,740,875
    500,000   Flowserve Corp. ..............      9,268,040       10,687,500
    150,000   Gerber Scientific Inc. .......      1,268,817        1,284,375
     50,000   Ingersoll-Rand Co. ...........      1,725,250        2,093,750
  1,010,000   Navistar International Corp.+      28,651,009       26,449,375
     75,000   Sequa Corp., Cl. A+ ..........      2,704,459        2,728,125
     24,500   Sequa Corp., Cl. B+ ..........      1,203,320        1,365,875
      3,333   Sybron Dental Specialties Inc.+        51,026           56,244
    453,000   UCAR International Inc.+ .....      7,288,096        4,416,750
    420,000   Watts Industries Inc., Cl. A .      5,235,511        5,827,500
                                               ------------   --------------
                                                 60,560,720       58,650,369
                                               ------------   --------------
              FOOD AND BEVERAGE -- 5.9%
    325,000   Coca-Cola Enterprises Inc. ...      5,724,890        6,175,000
    330,000   Corn Products
                International Inc. .........      8,965,451        9,590,625
    130,000   Diageo plc, ADR ..............      4,664,758        5,768,750
    700,000   Flowers Industries Inc. ......     13,911,874       11,025,000
    400,000   Keebler Foods Co. ............     17,384,970       16,575,000
  1,145,000   Whitman Corp. ................     14,086,730       18,749,375
                                               ------------   --------------
                                                 64,738,673       67,883,750
                                               ------------   --------------
              HEALTH CARE -- 0.0%
     10,000   Apogent Technologies Inc.+ ...        220,988          205,000
                                               ------------   --------------
              HOTELS AND GAMING -- 2.9%
    590,000   Aztar Corp.+ .................      4,284,446        7,633,125
    270,000   Gaylord Entertainment Co. ....      7,844,274        5,636,250
  2,000,000   Hilton Group plc .............      8,212,481        6,244,084
  1,300,000   Hilton Hotels Corp. ..........     14,568,625       13,650,000
                                               ------------   --------------
                                                 34,909,826       33,163,459
                                               ------------   --------------
              METALS AND MINING -- 0.7%
     30,000   Barrick Gold Corp. ...........        470,266          491,400
    500,000   Echo Bay Mines Ltd.+ .........      1,487,760          187,500
    200,000   Homestake Mining Co. .........      1,422,188          837,500


                                                                  MARKET
  SHARES                                           COST            VALUE
  ------                                           ----            ------
    300,000   Newmont Mining Corp. .........   $  5,541,793   $    5,118,750
     80,000   Placer Dome Inc. .............        879,325          770,000
    365,000   Royal Oak Mines Inc.+ ........        533,235            1,004
    750,000   TVX Gold Inc.+ ...............      3,375,722        1,230,000
                                               ------------   --------------
                                                 13,710,289        8,636,154
                                               ------------   --------------
              PAPER AND FOREST PRODUCTS -- 2.6%
    590,000   Pactiv Corp.+ ................      6,447,125        7,301,250
     80,000   Westvaco Corp. ...............      2,317,192        2,335,000
    450,000   Willamette Industries Inc. ...     20,889,500       21,121,875
                                               ------------   --------------
                                                 29,653,817       30,758,125
                                               ------------   --------------
              PUBLISHING -- 8.3%
    170,000   Belo (A.H.) Corp., Cl. A .....      2,964,694        2,720,000
    160,000   Harcourt General Inc. ........      8,422,648        9,152,000
      3,000   McGraw Hill Companies Inc. ...        116,644          175,875
  1,690,000   Media General Inc., Cl. A (a)      35,906,011       61,516,000
    120,000   Meredith Corp. ...............      2,437,907        3,862,500
    300,000   Penton Media Inc. ............      3,608,944        8,062,500
    250,000   Reader's Digest
                Association Inc., Cl. B ....      6,210,153        8,750,000
     50,000   Tribune Co. ..................      1,730,157        2,112,500
                                               ------------   --------------
                                                 61,397,158       96,351,375
                                               ------------   --------------
              REAL ESTATE -- 1.2%
    715,000   Catellus Development Corp.+ ..      9,044,711       12,512,500
    130,000   Griffin Land & Nurseries Inc.+      1,463,689        1,495,000
                                               ------------   --------------
                                                 10,508,400       14,007,500
                                               ------------   --------------
              RETAIL -- 3.0%
    290,000   Albertson's Inc. .............      6,397,462        7,685,000
  1,850,000   AutoNation Inc.+ .............     18,886,667       11,100,000
    150,000   Blockbuster Inc., Cl. A ......      1,708,399        1,256,250
     76,400   Burlington Coat Factory
                Warehouse Corp. ............      1,134,299        1,446,825
     30,000   Delhaize America Inc., Cl. A .        575,275          530,625
    102,500   Ingles Markets Inc., Cl. A ...      1,220,885        1,031,406
    140,000   Lillian Vernon Corp. .........      2,004,440          980,000
    335,500   Neiman Marcus Group
                Inc., Cl. B+ ...............      8,987,532       11,113,438
                                               ------------   --------------
                                                 40,914,959       35,143,544
                                               ------------   --------------
              SATELLITE -- 0.8%
    380,000   General Motors Corp., Cl. H+ .     11,250,427        8,740,000
    130,000   Liberty Satellite &
                Technology Inc., Cl. A+ ....      1,102,068          410,313
    190,000   Loral Space &
                Communications Ltd.+ .......      2,586,320          605,625
                                               ------------   --------------
                                                 14,938,815        9,755,938
                                               ------------   --------------


                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                           COST            VALUE
  ------                                           ----            ------

              COMMON STOCKS (CONTINUED)
              SPECIALTY CHEMICALS -- 3.5%
    270,000   Ferro Corp. ..................   $  4,947,249   $    6,210,000
    265,300   General Chemical Group Inc. ..        556,812          265,300
    950,000   Hercules Inc.+ ...............     17,219,666       18,109,375
    430,000   Rohm & Haas Co. ..............     12,341,626       15,614,375
                                               ------------   --------------
                                                 35,065,353       40,199,050
                                               ------------   --------------
              TELECOMMUNICATIONS -- 2.7%
    700,983   AT&T Corp. ...................     18,705,321       12,135,768
    800,000   Citizens Communications Co. ..      8,444,965       10,500,000
    185,462   Commonwealth Telephone
               Enterprises Inc.+ ...........      3,725,751        6,491,170
     91,000   RCN Corp.+ ...................        568,356          574,438
    125,000   Rogers Communications
               Inc., Cl. B, ADR+ ...........      2,201,006        2,125,000
                                               ------------   --------------
                                                 33,645,399       31,826,376
                                               ------------   --------------
              WIRELESS COMMUNICATIONS -- 7.2%
    120,000   Nextel Communications
               Inc., Cl. A+ ................      4,016,993        2,970,000
    230,000   Rogers Wireless
               Communications Inc.,
               Cl. B + .....................      3,785,113        4,068,125
    165,000   Sprint Corp. (PCS Group)+ ....      6,087,363        3,372,188
  1,000,000   Telecom Italia Mobile SpA ....      6,551,128        7,980,172
    700,000   Telephone & Data
               Systems Inc. ................     32,291,413       63,000,000
     33,000   United States Cellular Corp. .      1,925,319        1,988,250
                                               ------------   --------------
                                                 54,657,329       83,378,735
                                               ------------   --------------
              TOTAL COMMON STOCKS               872,965,027    1,119,048,505
                                               ------------   --------------

              PREFERRED STOCKS -- 0.2%
              PUBLISHING -- 0.2%
     85,000   News Corp. Ltd., Pfd., ADR ...      1,293,911        2,470,313
                                               ------------   --------------



 PRINCIPAL                                                         MARKET
  AMOUNT                                           COST            VALUE
  ------                                           ----            ------
              U.S. GOVERNMENT OBLIGATIONS -- 1.0%
$12,000,000   U.S. Treasury Bills,
               5.64% to 6.01%++,
               due 03/01/01 to 03/22/01 ....   $ 11,875,888   $   11,883,026
                                               ------------   --------------
              REPURCHASE AGREEMENTS -- 2.3%
 26,770,000   Agreement with State Street
               Bank & Trust Co.,
               5.95%, dated 12/29/00,
               due 01/02/01, proceeds at
               maturity $26,787,698 (b) ....     26,770,000       26,770,000
                                               ------------   --------------
              TOTAL
               INVESTMENTS -- 100.1% .......   $912,904,826    1,160,171,844
                                               ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- (0.1%) ................         (839,878)
                                                              --------------
              NET ASSETS -- 100.0% ........................   $1,159,331,966
                                                              ==============
    ------------------------
              For Federal tax purposes:
              Aggregate cost ..............................   $  914,411,420
                                                              ==============
              Gross unrealized appreciation ...............   $  336,787,771
              Gross unrealized depreciation ...............      (91,027,347)
                                                              --------------
              Net unrealized appreciation .................   $  245,760,424
                                                              ==============

(a) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
(b) Collateralized by U.S. Treasury Note, 7.50%, due 02/15/05, market value $27,305,777.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
GDR - Global Depositary Receipt.

                 See accompanying notes to financial statements.

                           THE GABELLI VALUE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $912,904,826) ...............   $1,160,171,844
  Cash and foreign currency, at value
    (Cost $203,607) .......................................          206,439
  Receivable for investments sold .........................        3,878,787
  Receivable for Fund shares sold .........................        4,054,591
  Dividends and interest receivable .......................          614,097
  Other assets ............................................           35,865
                                                              --------------
  TOTAL ASSETS ............................................    1,168,961,623
                                                              --------------
LIABILITIES:
  Payable for investments purchased .......................        5,238,324
  Payable for Fund shares redeemed ........................        2,713,395
  Payable for investment advisory fees ....................          977,262
  Payable for distribution fees ...........................          407,281
  Payable for shareholder servicing fees ..................          166,300
  Other accrued expenses ..................................          127,095
                                                              --------------
    TOTAL LIABILITIES .....................................        9,629,657
                                                              --------------
    NET ASSETS applicable to 71,869,635
    shares outstanding ....................................   $1,159,331,966
                                                              ==============
NET ASSETS CONSIST OF:
  Capital stock, at par value .............................   $       71,870
  Additional paid-in capital ..............................      913,496,840
  Distributions in excess of net realized gain
    on investments, futures contracts and foreign
    currency transactions .................................       (1,506,594)
  Net unrealized appreciation on investments
    and foreign currency transactions .....................      247,269,850
                                                              --------------
  TOTAL NET ASSETS ........................................    $1,159,331,966
                                                              ==============
SHARES OF CAPITAL STOCK:
   CLASS A:
   Shares of capital stock outstanding
     ($0.001 par value) ...................................       71,792,039
                                                                  ==========
   Net Asset Value and redemption price per share .........           $16.13
                                                                      ======
   Maximum sales charge ...................................            5.50%
                                                                      ======
   Maximum offering price per share (NAV (DIVIDE)
     0.945,  based on maximum sales charge of 5.5%
     of the offering price at December 31, 2000) ..........           $17.07
                                                                      ======
   CLASS B:
   Shares of capital stock outstanding
     ($0.001 par value) ...................................           42,368
                                                                      ======
   Net Asset Value, offering and redemption
     price per share ......................................           $16.07(a)
                                                                      ======
   CLASS C:
   Shares of capital stock outstanding
     ($0.001 par value) ...................................           35,228
                                                                      ======
   Net Asset Value, offering and redemption
     price per share ......................................           $16.07(a)
                                                                      ======

(a) Redemption price varies based on length of time held.


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $79,487) .............     $  9,320,467
  Interest ................................................        5,240,638
                                                                ------------
  TOTAL INVESTMENT INCOME .................................       14,561,105
                                                                ------------
EXPENSES:
  Investment advisory fees ................................       11,987,471
  Distribution fees .......................................        3,000,044
  Shareholder services fees ...............................          897,309
  Shareholder communications expenses .....................          187,847
  Directors' fees .........................................           68,678
  Registration fees .......................................           58,099
  Legal and audit fees ....................................           40,001
  Custodian fees ..........................................          111,264
  Miscellaneous expenses ..................................           49,274
                                                                ------------
  TOTAL EXPENSES ..........................................       16,399,987
                                                                ------------
  LESS CUSTODIAN FEE CREDIT ...............................         (111,264)
                                                                ------------
  NET EXPENSES ............................................       16,288,723
                                                                ------------
  NET INVESTMENT LOSS .....................................       (1,727,618)
                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments,
    futures contracts and foreign
    currency transactions .................................      113,372,611
  Net realized gain on investments
    in securities of affiliated issuers ...................          876,020
  Net change in unrealized appreciation
    on investments and foreign
    currency transactions .................................     (211,338,522)
                                                                ------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS, FUTURES CONTRACTS AND
    FOREIGN CURRENCY TRANSACTIONS .........................      (97,089,891)
                                                                ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .......................................     $(98,817,509)
                                                                ============

                 See accompanying notes to financial statements.

                           THE GABELLI VALUE FUND INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED           YEAR ENDED
                                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                              -----------------    -----------------
OPERATIONS:
  Net investment loss ......................................................   $   (1,727,618)      $   (4,011,383)
  Net realized gain on investments, futures contracts and
    foreign currency transactions ..........................................      114,248,631          100,851,425
  Net change in unrealized appreciation of investments, futures contracts
    and foreign currency transactions ......................................     (211,338,522)         175,404,520
                                                                               --------------       --------------
  NET INCREASE (DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS ...........      (98,817,509)         272,244,562
                                                                               --------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments
    Class A ................................................................     (114,137,669)         (98,020,328)
    Class B ................................................................          (65,037)                  --
    Class C ................................................................          (55,725)                  --
                                                                               --------------       --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................     (114,258,431)         (98,020,328)
                                                                               --------------       --------------
CAPITAL SHARE TRANSACTIONS:
  Class A ..................................................................      165,657,514          232,283,949
  Class B ..................................................................          779,148                   --
  Class C ..................................................................          650,800                   --
                                                                               --------------       --------------
  Net increase in net assets from capital share transactions ...............      167,087,462          232,283,949
                                                                               --------------       --------------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................      (45,988,478)         406,508,183
NET ASSETS:
  Beginning of period ......................................................    1,205,320,444          798,812,261
                                                                               --------------       --------------
  End of period ............................................................   $1,159,331,966       $1,205,320,444
                                                                               ==============       ==============

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on September 29, 1989.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


The option activity for the Fund for the year ended December 31, 2000 was as follows:

                                                     NUMBER OF
CALL OPTIONS                                         CONTRACTS    PREMIUMS
------------                                         ---------    ---------
Options outstanding at December 31, 1999 ..........       --             --
Options written during the period .................    5,000     $3,216,250
Options expired during the period .................   (5,000)    (3,216,250)
Options closed during the period ..................       --             --
                                                       -----     ----------
Options outstanding at December 31, 2000 ..........       --             --
                                                       =====     ==========

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2000, reclassifications were made to decrease accumulated net investment loss for $1,727,618 and increase distributions in excess of net realized gain on investments, futures contracts and foreign currency transactions for $1,690,174 with an offsetting adjustment to additional paid-in capital.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the class incurring the expense.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $2,995,809 for Class A shares, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B and Class C shares incurred distribution and service costs of $2,303 and $1,932, respectively, or 1.00% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2000, other than short term securities, aggregated $822,607,122 and $736,574,525, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2000, the Fund paid brokerage commissions of $1,303,138 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 2000, Gabelli & Company, Inc. informed the Fund that it received $354,971 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

7. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of two additional classes of shares of the Fund -- Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class A Shares. In addition, the Board had also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class A Shares). The New Share Classes were offered to the public as of March 1, 2000. Class A Shares are subject to a maximum front-end sales charge of 5.50%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                           YEAR ENDED                         YEAR ENDED
                                                        DECEMBER 31, 2000                 DECEMBER 31, 1999
                                                  -----------------------------     -----------------------------
                                                     SHARES          AMOUNT           SHARES           AMOUNT
                                                  -----------    -------------      -----------    -------------
                                                             CLASS A                           CLASS A
                                                  -----------------------------     -----------------------------
Shares sold ....................................   15,950,464    $ 296,432,425       46,091,287    $ 854,723,224
Shares issued upon reinvestment of dividends ...    6,648,190      104,845,088        4,831,785       91,140,380
Shares redeemed ................................  (12,780,132)    (235,619,999)     (38,641,620)    (713,579,655)
                                                  -----------    -------------      -----------    -------------
    Net increase ...............................    9,818,522    $ 165,657,514       12,281,452    $ 232,283,949
                                                  ===========    =============      ===========    =============

                                                           CLASS B (A)
                                                  -----------------------------
Shares sold ....................................       41,470         $776,589
Shares issued upon reinvestment of dividends ...        4,140           65,037
Shares redeemed ................................       (3,242)         (62,478)
                                                       ------         --------
    Net increase ...............................       42,368         $779,148
                                                       ======         ========

                                                           CLASS C (A)
                                                  -----------------------------
Shares sold ....................................       32,363         $606,771
Shares issued upon reinvestment of dividends ...        3,440           54,043
Shares redeemed ................................         (575)         (10,014)
                                                       ------         --------
    Net increase ...............................       35,228         $650,800
                                                       ======         ========
(a) From commencement of offering on March 1, 2000.

9. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 2000, is set forth below:

                                                                                                           PERCENT
                                             NET                                                            OWNED
                             BEGINNING     SHARES      ENDING    REALIZED   DIVIDEND       VALUE AT       OF SHARES
                               SHARES       SOLD       SHARES      GAIN      INCOME   DECEMBER 31, 2000   OUTSTANDING
                             ---------     ------      ------    --------   --------  -----------------   -----------
Media General Inc., CI. A     1,752,000   (62,000)    1,690,000  $876,020  $1,078,720     $61,516,000        7.59%
                                                                 ========  ==========     ===========

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                     INCOME FROM INVESTMENT OPERATIONS                             DISTRIBUTIONS
             ----------------------------------------------------  -----------------------------------------------
                                            Net
             Net Asset                 Realized and       Total                    Net                              Net Asset
  Period       Value,        Net        Unrealized        from         Net      Realized                              Value,
   Ended     Beginning   Investment   Gain (Loss) on   Investment  Investment    Gain on    Paid-In      Total        End of
December 31  of Period  Income (Loss)   Investments    Operations    Income    Investments  Capital  Distributions    Period
-----------  ---------  ------------  --------------   ----------  ----------  -----------  -------  -------------  ---------
CLASS A
   2000(a)    $19.45       $(0.03)       $(1.54)        $(1.59)          --      $(1.75)         --     $(1.75)       $16.13
   1999        16.08        (0.06)         5.15           5.09           --       (1.72)         --      (1.72)        19.45
   1998        14.30        (0.05)         3.32           3.27           --       (1.49)         --      (1.49)        16.08
   1997        11.52        (0.05)         5.55           5.50           --       (2.72)         --      (2.72)        14.30
   1996        11.61        (0.02)         1.04           1.02           --       (1.10)     $(0.01)     (1.11)        11.52
   1995        10.49         0.05          2.30           2.35       $(0.05)      (1.18)         --      (1.23)        11.61

CLASS B
   2000(a)(b   18.20        (0.14)        (0.24)         (0.38)          --       (1.75)         --      (1.75)        16.07

CLASS C
   2000(a)(b)  18.20        (0.14)        (0.24)         (0.38)          --       (1.75)         --      (1.75)        16.07


[table continued]
                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                        -----------------------------------------------------
                                         Net
                        Net Assets    Investment      Operating
  Period                  End of    Income(Loss) to  Expenses to   Portfolio
   Ended       Total      Period      Average Net    Average Net   Turnover
December 31   Return+    (in 000's)     Assets          Assets       Rate
-----------   -------   ----------- ---------------  -----------   ---------
CLASS A
   2000(a)     (7.9)%   $1,158,085     (0.14)%        1.37%(c)        66%
   1999        31.9      1,205,320     (0.40)         1.38            59
   1998        23.2        798,812     (0.41)         1.40            46
   1997        48.2        596,547     (0.45)         1.42            44
   1996         8.7        460,836     (0.12)         1.40            37
   1995        22.5        486,144      0.42          1.50            65

CLASS B
   2000(a)(b)  (1.9)          681      (0.89)(d)      2.12(c)(d)      66

CLASS C
   2000(a)(b)  (1.9)          566      (0.89)(d)      2.12(c)(d)      66
   --------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) From commencement of offering on March 1, 2000.
(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits the expense ratios would be 1.36% (Class A), 2.11% (Class B) and 2.11% (Class C) for 2000.
(d) Annualized.

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To The Board of Directors and Shareholders of
The Gabelli Value Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Value Fund Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                                    /S/SIGNATURE

1177 Avenue of the Americas
New York, NY 10036
February 14, 2001

--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

  For the fiscal year ended December 31, 2000, the Fund paid to shareholders, on December 27, 2000, an ordinary income dividend (comprised of short-term capital gains) totaling $0.584 per share and long-term capital gains totaling $1.169 per share. For the fiscal year ended December 31, 2000, 22.55% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

   U.S. GOVERNMENT INCOME:

  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2000 which was derived from U.S. Treasury securities was 4.81%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Value Fund did not meet this strict requirement in 2000. Due to the diversity in state and local tax law, it is
  recommended   that  you  consult  your   personal  tax  advisor  as  to  the
  applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                     (Net Asset Value may be obtained daily
                    by calling 1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
          Mario J. Gabelli, CFA           Robert J. Morrissey
          CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
          INVESTMENT OFFICER              MORRISSEY, HAWKINS &LYNCH
          GABELLI ASSET MANAGEMENT INC.

          Felix J. Christiana             Karl Otto Pohl
          FORMER SENIOR VICE PRESIDENT    FORMER PRESIDENT
          DOLLAR DRY DOCK SAVINGS BANK    DEUTSCHE BUNDESBANK

          Anthony J. Colavita             Anthony R. Pustorino
          ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
          ANTHONY J. COLAVITA, P.C.       PROFESSOR, PACE UNIVERSITY

                                    OFFICERS
          Mario J. Gabelli, CFA           Bruce N. Alpert
          PRESIDENT AND CHIEF             CHIEF OPERATING OFFICER
          INVESTMENT OFFICER              VICE PRESIDENT AND
                                          TREASURER
          James E. McKee
          SECRETARY

                                    CUSTODIAN
                      Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                   UNDERWRITER
                             Gabelli & Company, Inc.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB409Q400SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]


THE
GABELLI
VALUE
FUND
INC.


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000